UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 10, 2016

CBL & ASSOCIATES PROPERTIES, INC.
CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

(423) 855-0001
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Effective February 10, 2016, the Compensation Committee of the Board of Directors of CBL & Associates Properties, Inc. (herein the “Company” or “CBL”) approved the Annual Incentive Compensation Plan (the “2016 AIP”) that will be applicable to those individuals who currently qualify as “named executive officers” of the Company pursuant to Item 402(a)(3) of Securities and Exchange Commission (“SEC”) Regulation S-K, to determine their annual bonus compensation for performance during the Company’s fiscal year 2016.

The 2016 AIP, like the similar Annual Incentive Plan previously adopted for 2015, is designed to reward the named executive officers for the achievement of two annual quantitative operational goals and qualitative individual performance objectives, as assessed by the Compensation Committee. For the Chief Executive Officer, 70% of the total AIP opportunity will be based on the quantitative portion and the remaining 30% will be based on individual performance objectives. For the other named executive officers, 60% of the total award will be based on the quantitative portion and the remaining 40% will be based on individual performance objectives.

The quantitative portion of the 2016 AIP awards will be allocated between two performance measures, each with a 50% weighting: (1) Funds From Operations (“FFO”), as adjusted per diluted share, as reported in the Company’s periodic reports (Forms 10-K and 10-Q) filed with the SEC (the “Periodic Reports”) and (2) Same-center Net Operating Income (“NOI”) growth, as reported in the Periodic Reports. The remaining portion of the AIP will be based on specific individual performance goals under the qualitative portion.

The target cash bonus award levels set by the Compensation Committee under the 2016 AIP for each of the Company’s named executives officers are as follows:

Named Executive Officer	Total 2016 Target Cash Bonus Award	Quantitative Allocation	Qualitative/ Individual Allocation
Stephen D. Lebovitz, President and Chief Executive Officer	$875,000	70%	30%
Charles B. Lebovitz, Chairman of the Board	$750,000	60%	40%
Farzana K. Mitchell, Executive Vice President – Chief Financial Officer and Treasurer	$300,000	60%	40%
Augustus N. Stephas, Executive Vice President and Chief Operating Officer	$350,000	60%	40%
Michael I. Lebovitz, Executive Vice President – Development and Administration	$300,000	60%	40%

Achievement of target performance for a performance measure will result in 100% payout of the quantitative portion of the award based on that performance measure. Performance that meets threshold requirements will result in 50% (of target) payout of the quantitative portion of the award based on that performance measure and achievement of the maximum performance for a performance measure will result in 150% (of target) payout. Performance achieved between threshold and maximum level for either metric will result in a prorated bonus payout. There will be no payout for the portion of any award that is based on a performance measure for which less than the threshold level of performance is achieved. The Compensation Committee has the ability to adjust each metric, if appropriate, to account for significant unbudgeted transactions or events.

The individual performance goals established by the Compensation Committee for each named executive officer under the qualitative portion of the 2016 AIP are outlined below:

Named Executive Officer	2016 Individual Performance Objectives
Stephen D. Lebovitz	(1)	refining, enhancing and executing the Company’s strategic and business plans
	(2)	effective communications and interactions with the investment community
	(3)	regular communication and interaction with the Board
	(4)	maintain and enhance key retailer, financial and other relationships
	(5)	effective corporate and executive team motivation and management
Charles B. Lebovitz	(1)	effective Board management
	(2)	maintain and enhance key retailer and other relationships
	(3)	broad involvement and stewardship of the Company’s strategic objectives and business performance
	(4)	support the CEO in developing and executing the Company’s strategic and business plans
Farzana K. Mitchell	(1)	successful execution of the Company’s balance sheet strategy including maintaining/improving key credit metrics
	(2)	effective management and oversight of the Company’s financial services and accounting divisions
	(3)	maintain and improve key financial and joint venture partner relationships
	(4)	improve interactions with the investment community through earnings calls, presentations and investor conferences/meetings
	(5)	general involvement in improving the Company’s overall financial performance, i.e., NOI, FFO, including oversight of miscellaneous areas
	(6)	support the CEO in developing and executing the Company’s strategic and business plans
Augustus N. Stephas	(1)	improvement in overall portfolio operations
	(2)	effective management of leasing and management functions
	(3)	successful preparation of Board materials
	(4)	oversight of billings, collections, legal and other internal operations
	(5)	expense containment and oversight of general and administrative costs
	(6)	support the CEO in developing and executing the Company’s strategic and business plans

Named Executive Officer	2016 Individual Performance Objectives
Michael I. Lebovitz	(1)	successful completion of development and redevelopment projects at approved pro forma returns and on schedule
	(2)	develop a pipeline of new development and redevelopment projects
	(3)	effective oversight of the implementation of technology and organizational initiatives
	(4)	manage and enhance joint venture development relationships and pursue new joint venture relationships
	(5)	effective management and team building for the Development, Human Resources and Information Technology divisions of the Company and closer working relationships with other areas of the Company
	(6)	support the CEO in developing and executing the Company’s strategic and business plans

The additional terms of the 2016 AIP are substantially identical to those of the 2015 Annual Incentive Plan for the Company’s named executive officers, as described in the proxy statement for the Company’s 2015 Annual Meeting of Stockholders previously filed with the SEC. The 2016 AIP is an unfunded arrangement and any compensation payable thereunder may be evaluated, modified or revoked at any time in the sole discretion of the Compensation Committee, which is responsible for administering the plan.

The foregoing summary description of the 2016 AIP is not complete, and is qualified in its entirety by reference to the full text of the 2016 AIP, which is filed as an exhibit to this report.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 11, 2016 and effective immediately, the Board of Directors of the Company approved the following amendments to the Company’s Second Amended and Restated Bylaws (the “Bylaws”):

Adoption of Proxy Access Bylaw

The Board of Directors approved amendments to the Bylaws to implement proxy access in director elections, consistent with the stockholder proposal that received majority support at the Company’s 2015 Annual Meeting. Specifically, Section 2.8 of the Bylaws was amended to implement proxy access with the following key parameters:

•	Ownership threshold: at least 3% of the outstanding shares of the capital stock of the Company generally entitled to vote in the election of directors.

•	Holding period: continuously for 3 years.

•	Number of nominees: up to 25% of the existing size of the Board (rounded down to the nearest whole number), with a minimum of two director nominees.

•	Nominating group size: up to 20 stockholders, each of whom meets the requirements of the Bylaws, may aggregate their shares to reach the 3% ownership threshold.

•
Single shareholder definition: includes (i) funds under common management and investment control and (ii) a “group of investment companies” as defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended.

•
Treatment of loaned shares: loaned shares will count for purposes of satisfying the ownership threshold, so long as the stockholder or beneficial owner both (A) has the power to recall them on no more than five business days’ notice and recalls the loaned shares within such time after being notified that its proposed nominee will be included in the Company’s proxy materials and (B) holds such shares through the annual meeting.

•	Holding requirement: the stockholder (or each stockholder or beneficial owner in the nominating group) must hold the requisite amount of shares through the annual meeting date.

In order to utilize proxy access, nominating stockholders or groups must provide a prescribed notice requesting the inclusion of director nominees in the Company’s proxy materials and provide other required information to the Company not less than 120 days nor more than 150 days prior to the anniversary of the date of the proxy statement for the prior year’s annual meeting of stockholders (with adjustments if the date for the upcoming annual meeting of stockholders is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting). Additionally, all director nominees submitted through these provisions must be independent and meet specified additional criteria, and both nominating stockholders and their nominees must satisfy additional requirements specified in the Bylaws, as amended.

The amendments also make certain non-substantive conforming changes to existing Sections 2.7 and 2.8 of the Bylaws to reflect the adoption of proxy access.

Deletion of “For Cause” Requirement for Removal of Directors

In light of a recent ruling by the Delaware Court of Chancery in a proceeding not involving the Company, the Board of Directors also approved an amendment to Section 3.8 of the Company’s Bylaws, which previously stated that directors may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 75 percent of the Company’s outstanding voting stock, voting together as a single class, to delete the “for cause” requirement. As a result, the Company’s directors may now be removed from the Board with or without cause by the requisite vote of the Company’s stockholders. The Board also proposed, declared advisable and approved, subject to approval by the Company’s stockholders, a similar amendment to the Company’s Amended and Restated Certificate of Incorporation. The Board directed that such amendment be proposed at the Company’s 2016 Annual Meeting of Stockholders.

The Board of Directors also approved a new restatement of the Bylaws in connection with these amendments to reflect such changes on a consolidated basis. The foregoing description of these amendments and the Third Amended and Restated Bylaws is qualified in its entirety by reference to the text of the Third Amended and Restated Bylaws, filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
3.4	CBL & Associates Properties, Inc. Third Amended and Restated Bylaws, effective as of February 11, 2016.
10.5.11	CBL & Associates Properties, Inc. Named Executive Officer Annual Incentive Compensation Plan (AIP) (Fiscal Year 2016)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana K. Mitchell
Farzana K. Mitchell
Executive Vice President – Chief
Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana K. Mitchell
Farzana K. Mitchell
Executive Vice President – Chief
Financial Officer and Treasurer

Date: February 16, 2016

EXHIBIT INDEX

Exhibit Number	Description
3.4	CBL & Associates Properties, Inc. Third Amended and Restated Bylaws, effective as of February 11, 2016.
10.5.11	CBL & Associates Properties, Inc. Named Executive Officer Annual Incentive Compensation Plan (AIP) (Fiscal Year 2016)